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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            February 2, 2001



                                 Citigroup Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                      1-9924                  52-1568099
    (State or other               (Commission              (IRS Employer
    jurisdiction of               File Number)           Identification No.)
    incorporation)

     399 Park Avenue, New York, New York                           10043
(Address of principal executive offices)                         (Zip Code)

                                 (212) 559-1000
              (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

         Exhibit No.       Description

           1.01 Terms Agreement, dated February 2, 2001, among the Company and Salomon Smith Barney Inc., Chase Securities Inc., Goldman, Sachs & Co., Loop Capital Markets LLC, Muriel Siebert & Co., Inc., Ormes Capital Markets, Inc. and Wachovia Securities, Inc., as Underwriters, relating to the offer and sale of the Company's 5.70% Notes due February 6, 2004.

           4.01            Form of Note for the Company's 5.70% Notes due
                           February 6, 2004.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  February 6, 2001                   CITIGROUP INC.



                                           By:      /s/ Guy R. Whittaker
                                                    ----------------------------
                                                    Guy R. Whittaker
                                                    Treasurer


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